Exhibit 99

Public Service Enterprise Group

UBS

Investor Meetings

Boston, MA

June 18, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse Changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-
Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG Overview

Tom O’Flynn

Executive Vice President and Chief Financial Officer - PSEG
President and Chief Operating Officer – PSEG Energy Holdings

Our platform …

… provides earnings stability, multiple growth opportunities and substantial cash flow.

Stable electric and gas
distribution and
transmission company
rated top quartile for
reliability providing
service in mature
service territory in New
Jersey.

Major electric generation
company with 13,300
MW* of base-load,
intermediate and load
following capability
operating in attractive
markets in the Northeast
with operating control of
additional 2,000 MW of
capacity in Texas.

Redeployment of capital
through the sale of
international assets.
Focused on managing
lease portfolio and
potential investment in
renewables.

2007 Operating
Earnings:

$949M**

$115M**

$376M**

2008 Guidance:

$1,040M - $1,140M

$45M – $60M

$350M – $370M

* 2007 capacity
** See page 63 for Items excluded from Net Income to reconcile to Operating Earnings

Our focus is to maximize benefits from existing assets …

… and build a substantial platform for ongoing growth.

Processes embedded
throughout the
organization on how
to manage, operate
and invest with
excellence as the
goal

Regulatory
mechanisms in place
supporting best-in-
class reliability
enhanced by market
dynamics
encouraging
investment

Maintain strong
balance sheet
providing
opportunity to
deploy capital to
meet shareholder
objectives for
growth with
reasonable risk

Operational
Excellence

Regulatory and
Market Environment

Growth with
Manageable Risk

Major influences on business environment remain:

PSEG Power’s base-
load nuclear assets
well situated in carbon
constrained
environment

PSE&G pursuing
investments in energy
efficiency and
renewables

Significant new
transmission capital
program to improve
reliability

Capital investment in
coal fleet to meet
environmental
requirements
maintains critical
infrastructure and
expands capability

Potential to leverage
existing brownfield
sites; potential for
new nuclear

Climate Change

Infrastructure
Requirements

Capacity Needs

PSEG assets are well positioned to meet the needs of customers and shareholders in a challenging environment.

We are continuing to improve operational practices and participate in market design discussions …

… to support long-term growth and reliability.

NJ enacted Regional Greenhouse Gas Initiative
(RGGI)

Draft  NJ Energy Master Plan released

PSEG Power exposed to heat rate expansion, gas
prices and carbon

SAESA – Sale announced for $870 million equity value

Bid for new peaking capacity not accepted

Successful RFP in CT

Awaiting RTEP decision on additional transmission

PSE&G pursuing pilot programs to prove capabilities in
deploying energy efficiency investments

Hope Creek uprate and Salem steam generator adding
140MW

Fossil fleet adopted operating model based on
Nuclear’s success

Goal is to maintain (at a minimum) operating
capability of nuclear fleet at 90% capacity factor

PSE&G pursuing investments in advanced metering
and back office technology

Operational
Excellence

Regulatory and
Market Environment

Growth with
Manageable Risk

Improved processes and investment …

$1,800

$2,000

$2,200

$2,400

2007

2008

2009

2010

2011

… are expected to control the rate of growth in operating
expenses.

2007 -2011 :
CAGR: 2.1%

Spending for the next four years …

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

2007 Forecast*

2008 Forecast**

PSE&G

Other

PSEG Power

* As per 2006 10-K
** As per 2007 10-K; also includes plans for PSEG Energy Holdings

PSEG Energy
Holdings

$ 4.5B

$ 7.3B

… has increased primarily at PSE&G to support growth strategy.

(2008 – 2011)

(2008 – 2011)

Capital Expenditures

Low-cost portfolio

Strong cash generator

Regional focus in competitive,
liquid markets

Assets favorably located

Many units east of PJM constraints

Southern NEPOOL/ Connecticut

Near customers/load centers

80% of Fossil capacity has dual
fuel capabilities

Integrated generation and portfolio
management optimizes asset-
based revenues

… we continue to like the assets we have and their location.

Right set of assets, right markets at the right time …

18%

47%

8%

26%

Fuel Diversity – 2007

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2007

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,200

Total MW: 13,300

PSEG Power’s capital program

2008

2007

2009

2010

2011

2007 10-K
($ millions)

$890

$562

$675

$620

$430

Program focused on meeting environmental commitments,
capital associated with new capacity ($500M)* and exploring
the opportunity for new nuclear to improve the fleet’s reliability and performance.

2006 10-K
($ millions)

$626

$584

$516

$527

$198

* Forecast capital spending associated with new peaking could be lower than amount indicated.

At Power, strong cash generation and declining
capital expenditures …

… should result in substantial discretionary cash available to
PSEG for additional growth and/or share repurchases.

($2.0)

($1.0)

$0.0

$1.0

$2.0

2007

2008

2009

2010

2011

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

Sources

Uses

Cash from
Ops

Net
Financing

Dividends
to Parent

Investments

Power Sources and Uses
(2008 – 2011 Forecast)

Power Cash Flow

Cash
from Ops

Declining Investments

Net Cash
Flow

Asset
Sales

Incremental debt
capacity while
maintaining target
credit measures

Power’s open EBITDA is approximately $2.6 - $2.8 billion …

… which will vary depending upon market drivers.

~ $40M

  $1/MWh

~ $69 - 73/MWh

(PJM-West)

Energy

Gas ~$8.50 to $9.00/MB

Coal ~ $2.85 to $3.15/MB

Fuel

~ $1.0 – 1.05B

O&M

Capacity

~ $120M

$10/KW-yr

~ $60 - $65/KW-yr

(~ $165 - $178/MW-day)

EBITDA
Impact

Sensitivity

Assumption

$1.0

$1.5

$2.0

$2.5

$3.0

2008 Forecasted EBITDA $2.05B - $2.25B

* Open EBITDA reflects unhedged results of Power at market prices shown above

KEY:
COMBINED ELECTRIC & GAS TERRITORIES
ELECTRIC TERRITORY
GAS TERRITORY

PSE&G operates in an attractive market …

NJ is ranked 3rd nationally in personal
income per capita

Mid-Atlantic ReliabilityOne Award winner
six years running

Solid regulatory relationships on traditional
utility matters

(0.2%)

1.6%

Historical Annual
Load Growth

2003-2007

3,502 M Therms

44,709 GWh

Electric Sales and  Gas Sold
and Transported

0.4%

1.7 Million

Gas

1.0%

2.1 Million

Electric

Projected Annual
Load Growth

2008 - 2012

Customers

1.3%

Historical Annual Load Growth

2003-2007

10,378*

Billing Peak (MW)

1,429

Network Circuit
Miles

1.4%

Projected Annual Load Growth

2008 - 2012

Electric and Gas Distribution Statistics (12/31/07)

Transmission Statistics (12/31/07)

… and through a disciplined capital allocation process has become a recognized leader in delivering safe and reliable service.

*Billing Peak includes adjustment for Voltage Reduction

PSE&G’s capital program focused on improving reliability

2008

2007

2009

2010

2011

2012

2006 10-K

June 2007 10-Q

2007 10-K

5-year capital program: $3.0B

5-year capital program: $4.1B

5-year capital program: $5.3B

$10,200

$6,400

TOTAL

4,900

3,330

Electric

3,060

2,240

Gas

2,240

830

Transmission

2012 Base Plan

2007 Actual

PSE&G Rate Base ($ millions)

PSE&G’s capital program

Transmission

Electric and
Gas
Distribution

New
Programs

Future investment associated with meeting State energy
efficiency and renewable goals dependent on receiving
regulatory support before committing new capital, e.g.
$550M investment budgeted for AMI

BPU approved $105M investment in solar in April 2008 as
part of $225M capital investment program

Investments focused on improving customer support,
enhancing efficiency and upgrading infrastructure

Expect to file electric and gas rate case in 2009 with rates effective in 2010

Rate base growth supported by investment in new 500kV
lines to improve reliability ($900M) and upgrade of sub-
transmission system ($250M)

Received FERC approval for CWIP in rate base and 125 bps
adder to ROE on $600M - $650M Susquehanna line – base
ROE increased by 50 bps for membership in RTO.

($1.5)

($0.5)

$0.5

$1.5

2007

2008

2009

2010

2011

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Cash from
Ops

Net
Financing

Dividends
to Parent

Investments

PSE&G Sources and Uses
(2008 – 2011 Forecast)

PSE&G Cash Flow

Cash from
Ops

Growing Investments

Net Cash
Flow

At PSE&G, cash flow will be primarily directed towards
attractive reinvestment opportunities.

Modest dividends to the Parent are expected to continue as
PSE&G grows its asset base.

Holdings’ portfolio has a diverse asset base . . .

Two businesses focused on maximizing value of existing investments

$45M - $60M projected 2008 operating earnings contribution

~ 55% of earnings from Resources

~ 45% of earnings from Global, targeting no international exposure by 2009

… with improved stability.

PSEG
Resources
49%

Chile & Peru
Distribution

Texas
Merchant
Generation

Other US
Generation

Two 1,000 MW CCGT‘s
1 in Central Texas (South Zone)
1 in West Texas

2007 Operating Earnings*

86% of the portfolio is
in energy-related
leveraged leases

2008 Guidance - Operating Earnings

12%

22%

17%

Texas
Merchant
Generation

25%

PSEG
  Resources
56%

Other US
Generation

19%

~390MW owned  in
        CA, HI, NH
  fully contracted

$ 115M

$ 45M - $60M

* See page 63 for Items excluded from Net Income to reconcile to Operating Earnings

Two companies sold
in 2007. SAESA in
               Disc Ops.

Leveraged leases under challenge by IRS

PSEG’s Energy Holdings’ Resources Subsidiary has $1.5 billion invested in LILO / SILO type lease transactions

Have been in discussions with the Office of Appeals of the IRS

Recorded $904 million in deferred taxes through March 31, 2008 related to these transactions.  Under a total loss scenario, after tax interest of
$195 million would become due

In 2008, may decide to litigate.  It is also possible that we may re-
measure  our reserve levels for these transactions in the near-term and record a material charge to earnings

… LILO / SILO potential tax liability manageable within key credit metrics.

$0.0

$0.3

$0.6

$0.9

$1.2

Sources

Uses

Cash from
Ops

Net
Financing

Dividends to
Parent

Investments*

Holdings Sources and Uses*
(2008 – 2011 Forecast)

Asset
Sales

* Investments exclude Intercompany loans.

At Holdings, asset sales could continue to be a significant
source of cash in 2008.

Flexibility exists to finance potential Resources’ tax liability.

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Holdings
Dividend

Shareholder
Dividend

PSE&G
Dividend

Discretionary
Cash*

Parent Sources and Uses
(2008 – 2011 Forecast)

Power
Dividend

$3.0B

At PSEG, we forecast $3.0B of discretionary cash through
2011.

Cash flow from Power is the primary driver of discretionary cash.

* Forecast includes some use of cash to meet potential IRS tax liability.

262

376

515

949

161

115

(66)

(63)

350 - 370

1,040 - 1,140

45 - 60

(15) - (10)

2006

2007

2008

$2.80 - $3.05

Improved processes, markets and well-positioned assets …

… allowed us to meet our commitments to earnings growth as we also reduced balance sheet and international risk.

$1.73*

$2.71*

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

* See page 63  for Items excluded from Net Income to reconcile to Operating Earnings

8% Growth

2006 Operating

Earnings*

2007 Operating

Earnings*

2010E

2011E

Markets, assets and use of cash flow …

* See page 63 for Items excluded from Net Income to reconcile to Operating Earnings

… should continue to drive annual earnings guidance growth
of 8 - 9%.

$1.73

$2.71

$2.80 - $3.05

$3.05 - $3.35

2008
Guidance

2009
Guidance

+ 8 - 9%

+ 8 - 9%

Total Shareholder Return
10 - 13%
Annual Dividend Yield
≈ 3%
"Discretionary Cash" – Annual Growth / Share Repurchases
≈ 3%
Subsidiary Earnings Annual Growth
5 – 7%

Holdings

PSE&G

Power

Parent

$2.80

-

$3.05

2008

2009

2010

2011

1040

-

1140

45

-

60

350

-

370

(15)

–

(10)

8

–

9% Annual Growth

Subsidiary

Annual Growth

5

–

7%

Discretionary Cash

Annual Growth

6

–

8%

5

–

7%

~

~

3%

Redeploying our $3.0B of discretionary cash towards
additional growth and / or share repurchases …

… drives our Consolidated earnings growth rate resulting in a total shareholder return between 10 – 13%.

+

$1.12

$1.14

$1.29

$1.17

$1.00

$1.25

$1.50

2005

2006

2007

2008

2009E

Our recent 10% dividend increase continues 100-year
history of paying common dividends.

Payout objective of 40 – 50% provides opportunity for growth with earnings.

* Indicated annual dividend rate

*

44%

Payout
Ratio

40 – 50%

43%

66%

63%

?

PSEG’s current stock price…

… implies a low valuation for PSEG Power.

PSE&G

2008 Earnings Guidance                     $350M - $370M

Indicative 2008 P/E Multiple         13.5x – 14.0x

Resulting Value/Share                           $9.00 - $10.25/Share

PSEG Power

Stock Price as of 6/12//08 (per share)                                         $46.14

Less Indicative Value of PSE&G, Energy Holdings             $11.75 - $13.00

Implied PSEG Power Value (per share)                                   $33.14 - $34.39

Implied Power Enterprise Value                                        $19.8B - $20.4B

Implied EV as a Multiple of:

         2008 EBITDA                                                                             9.2x – 9.9x

         Open EBITDA                                                                           7.1x – 7.8x

        Plus $10 Carbon                                                                             6.6x – 7.3x

            Plus $20 Carbon                                                           6.2x – 6.8x

(1) Excludes incremental value of Texas generating assets (2,000 MW of combined cycle capacity) and potential tax liability at Resources

Energy Holdings

Book Equity Value/Share(1)                 $2.75

Fitting the pieces together - PSEG value proposition

PSEG well-positioned in current business environment

Process improvement programs support efforts to:

- provide value to the customer

- maintain reliability

- control costs

Asset mix provides opportunities in attractive markets

Strengthened balance sheet supports capital investment

Return of cash to shareholders through dividends
provides discipline to investment process

Earnings growth and yield offer opportunity for double
digit shareholder returns of 10 – 13%

APPENDIX

PSEG Power

Baseload units

Load following units

Peaking units

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington 8-9-11

Edison 1-2-3

Essex 10-11-12

Bergen 1

Sewaren 1-4

Hudson 1

Mercer1, 2

Bergen 2

… position the company to serve full requirement load contracts.

Sewaren 6

Mercer 3

Kearny 10-11

Linden 5-8 / Essex 9

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

GT Peaking

Power’s assets along the dispatch curve …

BEC

Illustrative

Yards

Creek

National Park

X

X

Ancillary Revenue

X

X

X

X

Capacity Revenue

X

X

Energy Revenue

X

X

Dual Fuel

2% to 10%

Peaking CF

30% to 50%

Combined Cycle CF

50% to 70%

85% to 90%

Coal CF

90% to 92%

Nuclear CF

We have completed some major 2008 initiatives …

… that will drive value for years to come.

Hope Creek Uprate

Unit 2 outage concluded
within 58 days – on time

15 MW uprate (PS share)
available for 2008 summer
run

Salem Steam Generator Outage

Corporate

Salem

Hope Creek

INPO Assessments

NRC approved Hope Creek’s
extended power uprate
license amendment in May
2008

125 MW uprate available for
2008 summer run

0

5,000

10,000

15,000

20,000

25,000

30,000

2004

2005

2006

2007

`

Total Fossil Output
(GWh)

… through a low-cost portfolio in which the majority of the output is from coal facilities.

Fossil operations contribute to earnings …

A Diverse 9,800 MW Fleet (MW)

4,300

Steam / Peaking

3,150

Combined Cycle

2,350

Coal

Right Assets – Right Location

Fuel diversity

Technical diversity

Near load centers

Operation of 2,000 MW Texas Portfolio

Shared best practices

Leverage scale

Total Power Output (GWh)

… we are expanding the output of our existing fleet.

Through our ongoing focus on operational excellence …

0

10,000

20,000

30,000

40,000

50,000

60,000

2004

2005

2006

2007

Year

Nuclear

Coal

CC

Peaking/Steam

Strong Performance

Continued growth in output

Improved fleet performance

3,500

Nuclear

4,300

Peaking / Steam

3,150

Combined Cycle

2,350

Coal

A Diverse 13,300 MW Fleet*

* 2007 capacity

Power’s eastern coal plants are in the right areas …

… and after capital investments, anticipate increased capacity factors.

System Interface

Power is also making considerable
investments beyond the pollution
control facilities for its coal assets.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%.

Capacity (MW)

Coal Units

1,578

Total

372

Bridgeport

648

Mercer 1&2

558

Hudson 2

Mercer 1&2

Hudson 2

Bridgeport Harbor 3

$0

$20

$40

$60

$80

2004

2005

2006

2007

2008

Est

$0

$2

$4

$6

$8

PJM Western Hub Off-Peak Prices

Coal $/MB

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

Est

$0

$5

$10

$15

$20

PJM Western Hub On-Peak Prices

Gas $/MB

On-Peak Versus Gas

Off-Peak Versus Coal

$/MWh

$/MWh

Power market dynamics …

… have led to stronger electricity prices both on-peak and off-peak.

$/MB

$/MB

* Forward prices as of 6/2/08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08

Rising coal and natural gas prices have driven LMPs ...

… and this trend may continue.

Central Appalachian Coal ($/Ton)

Natural Gas Henry Hub ($/MMbtu)

Electric PJM Western Hub RTC Price ($/MWh)

On Peak Heat Rate Expansion (MMbtu/MWh)

* Forward prices as of 6/2/08

$40

$50

$60

$70

$80

$90

$100

$110

2009

2010

2011

$7.0

$7.5

$8.0

$8.5

$9.0

$9.5

$10.0

$10.5

$11.0

2009

2010

2011

$55

$60

$65

$70

$75

$80

$85

2009

2010

2011

8.5

9.0

9.5

10.0

10.5

2009

2010

2011

The implementation of carbon legislation will address
the critical issue of global warming …

$14.4

100%

Total

$0.0

$0.0

0%

Nuclear

$3.2

$8.0

40%

Gas CC

$1.2

$12.0

10%

CTs

$10.0

$20.0

50%

Coal

Impact

($/MWh)

$/MWh

On margin
(Illustrative)

Dispatch curve implication @ $20/ton**

By Fuel Type

$12.0

$18.0

$30.0

@$30/ton

$8.0

$12.0

$20.0

@$20/ton

$4.0

$6.0

$10.0

@$10/ton

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

2007 Total GWh: 53,200*

… and will put additional upward pressure on energy prices.

** For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

* Excludes 2,000MW of combined cycle generation in Texas under PSEG Power’s operating control.

Through the new capacity constructs, and repricing at

market prices …

… Power expects to maintain strong margins.

Power’s capacity is located in three Northeast markets.

Delivery Year ($MW/Day)

* Majority of Power’s assets
(a) – includes APS

Total Capacity 13,300MW*

(~ 1,000 - 1,500 MW under RMR)

The RPM Auction to date has provided strong price signals in PJM.

$174.29

$174.29

$174.29

2010 / 2011

$110.00

$110.00

$110.00

2011 / 2012

$102.04

    $191.32 (a)

$191.32

2009 / 2010

$111.92

---

$148.80

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

---

MAAC

$197.67

Eastern MAAC*

NY

NE

PJM

* 2007 capacity

Ancillary services

Capacity

Congestion

Load shape

RECs

Transmission

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55.59

$55.05

$65.41

$44 - $46

~ $21

~ $18

~ $21

$102.51

$67 - $70

~ $32

$98.88

~ $41

$58-$60

$68 - $71

~ $43

$111.50

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

Power’s fleet diversity and location ...

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction and cushioned customer impacts.

* BGS prices reflect PSE&G Zone

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%

25%

50%

75%

100%

2008

2009

2010

2011

$0

$50

$100

$150

$200

0%

25%

50%

75%

100%

2008

2009

2010

2011

$60

$70

$80

Power’s hedging program provides near-term stability from
market volatility …

… while remaining open to long-term market forces.

Estimated impact of
$10/MWh PJM West
around the clock
price change*
($/share)

Contracted Energy

Contracted Capacity

% sold

(left

scale)

Estimated impact of
$30/MW-day capacity
price change*
($/share)

Price
(right
scale)

Price

(right
scale)

* As of February 2008; Assuming normal market commodity correlations

Power has
contracted for a
considerable
percent of its
output over the
next three years
at increasing
prices.

The pricing for
most of Power’s
capacity has been
fixed through May
of 2011, by virtue
of the completed
auctions in PJM
and NE.

% sold

(left

scale)

$0.30 - $0.70

$0.15 - $0.45

$0.04 - $0.10

$0.01 - $0.02

$0.05 - $0.15

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

Historical and Contracted Nuclear Fuel Cost

While nuclear fuel was volatile during 2007 …

… Power’s hedging strategy has mitigated market price
increases, with 100% hedged through 2011.

Contracted

$0

$2

$4

$6

$8

$10

2004

2005

2006

2007

2008

2009

2010

2011

0

6,000

12,000

18,000

2008

2009

2010

2011

Hedged

Coal

Total Output

85-95%

75-85%

55-65%

Power has contracts for supply of its coal through 2010 …

… and after installation of pollution control equipment, Power anticipates increasing flexibility in fuel choices.

Coal Output

Percent coal hedged as
of Feb. 15th, 2008

RGGI
States

Cooperative effort by Northeast states to
design a regional cap-and-trade program to
reduce carbon dioxide (CO2) emissions

Full participants – CT, MA, MD,  ME, NH, VT, NY,
NJ, RI, and DE

Observers – PA, DC, and Eastern Canadian
Provinces and New Brunswick

Timeline

April 2003 process proposed by Governor Pataki

2003 – 2006 – Stakeholder process

December 20, 2005  Final 7 state MOU

March 23, 2006 – Draft Model Rule

August 15, 2006 – Final Model Rule & amended
MOU

2007-2008 – State level adoption

First RGGI allowance auction September 2008

January 1, 2009 – Implementation

The Regional Greenhouse Gas Initiative (RGGI) …

Participating States

Observer States

… is a potential influence on market prices.

CO₂ Emissions vs. RGGI Cap
(Actuals through 2007)

Actual &
Forecast CO_2
RGGI Cap
CO_2 (millions of short tons)
200
190
180
170
160
150
140
130
Actual
Projected
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

The RGGI cap shows headroom …

… when viewed in comparison to historical emissions.

Affected Sources

Fossil fired electric generating units
with a capacity of 25 megawatts
(MW) and larger

Targets and Timing

Three-year compliance periods
with the first running from 2009-
2011

Stabilization of CO2 emissions at
recent levels through 2015 (~188
million tons per year)

Achieve a 10% reduction of CO2
emissions below recent levels by
2019

This translates into ~13% reduction
below 1990 levels or ~35%
reduction from BAU levels by 2020

RGGI’s CO2 pricing projections …

… reflect moderate prices, based on the headroom in the cap.

$0

$2

$4

$6

$8

$10

2009

2011

2013

2015

2017

2019

2021

2023

2025

RGGI - ICF Base

RGGI - ICF Base (Rev. Oct-06)

… are expected to drive continued increases in Power’s gross margin.

Operational improvements and recontracting in
current markets …

Gross Margin ($/MWh)*

Hedged Energy

Hedged Capacity

Unhedged Energy

Unhedged Capacity

$0

$20

$40

$60

2005

2006

2007

2008E

2009E

2010E

2011E

* As of February 2008

PSE&G

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission (formula rates)

NJ BPU regulation for electric and gas distribution

Managing recovery lag on electric and gas distribution investments

PSE&G’s base investment plan …

Gas

Distribution

30%

Electric

Transmission

22%

Electric

Distribution

48%

Gas

Distribution

35%

Electric

Transmission

13%

Electric

Distribution

52%

2007 Actual

Rate Base = $6.4 B

2012 Base Plan

Rate Base = $10.2 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid foundation for projected future earnings growth from 2008 – 2012 of 7 - 8%.

PSE&G Rate Base

By 2018, NJ’s load is expected to grow by 4,000 MW …

Projects to NY

The Neptune HVDC project (685
MW) connecting Sayreville to
Long Island

The Linden VFT project (330
MW) connecting Linden to
Staten Island

The Bergen O66 project (670
MW) connecting Bergen to
ConEd’s West 49th Street
substation

The Bergen Q75 project (1,200
MW) connecting Bergen to
ConEd’s West 49th Street
substation

Linden S104 project (200 MW)
connecting Linden to Goethals

Projects to NJ

PSEG’s evaluation of
the proposed backbone
transmission projects:

Northern 500kV
route into Jefferson
and Roseland

Central 765kV route
into Deans

Southern 500kV
route into Salem

… yet the net import capability into NJ is only increasing by ~1,900 MW indicating need for additional generation, DSM or transmission imports requiring RTEP investment.

Total Import
Capability

~ 5,000 MW

Total Export
Capability

~ 3,100 MW

2008-2018 NJ Summer Peak
Annual Growth Rate = 1.8%

Sources: Imports: PSE&G Estimates; Exports:  PJM 2008 Regional Transmission Expansion Plan; and Load Growth: PJM 2008 Load Forecast Report

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUDSON
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
CUMBERLAND
ATLANTIC
CAPE MAY

Transmission opportunities will require substantial
deployment of capital.

Transmission Growth

PJM approval was received for the $600-$650
million Susquehanna to Roseland line in October
2007

Siting and permitting process underway

FERC approved Incentive rate filing:

125 BPS adder to ROE

100% CWIP in Rate Base

FERC approval of the MAPP projects also mandates
an additional $100 million of capital at Salem/Hope
Creek (2014-2015)

FERC approval of Sub Transmission to
Transmission system reliability investments
represents about $250 million through 2012, post-
2012 ~$60 million/year

Other approved RTEP projects ~$250 million also
contribute meaningfully to improved reliability and
earnings growth

Backbone projects are in preliminary stages but
present real opportunity to improve reliability
throughout the state, with the potential investment of
~ $1.5B through 2015

When coupled with formula rate design and additional incentives, it is expected to provide current return on forecasted capital
expenditures thereby improving profitability.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

RGGI enabling legislation was signed into law in January
2008.

Solar Initiative

BPU approved $105 million pilot program to finance installation of
PV Solar.  Potential PSE&G market up to $1.8 billion assuming 2%
Solar RPS through 2020

Section 13 of the RGGI Law permits utilities to invest and/or offer programs in renewables, conservation and energy
efficiency

The BPU will be adopting rules and regulations to determine utility participation and the mechanisms for recovery of costs, which must be completed by mid-2008.

Active Filings

Carbon Abatement

$5 million pilot program intended to demonstrate PSE&G capabilities

AMI

$15 million pilot program for advanced two-way communications.  Potential
$600 million in capital through 2013

Our three pilot programs will prove our capabilities at reducing carbon in an economic manner.

Average cents/kWh, 500 kWh Bill

Average $/therm, 100 therm Bill

Even with our planned investments, delivery prices to
customers ...

6.8

5.5

5.1

0.00

4.00

8.00

2007

2012

2007

Regional

Average

Note: 2007 Rates are based on tariff rates in effect on December 31, 2007; Regional Average may not include Electric Transmission for all firms.

… are expected to grow less than inflation.

Electricity

0.48

0.45

0.42

0.00

0.20

0.40

0.60

2007

2012

2007

Regional

Average

Gas

2007-2012 Growth = 0.7%

Inflation = 2.1%

2007-2012 Growth = 1.4%

Inflation = 2.1%

Distribution

Transmission

Source: Rates from PSE&G, NYPSC and PAPUC; Inflation from Moody’s Economy.com, February 2008

PSEG Energy Holdings

Texas (ERCOT) Electric Market Zones

OK
NM
AR
TX
LA
North
West
South
Houston
Zones
North
Houston
South
West
This map was created using Platts PowerMap.

Texas assets are a driver of Global’s results.

Two 1,000MW combined cycle facilities

Two of the most efficient gas-fired plants in
  Texas, constructed in 2001

Forced outage rate less than 2%

Market Environment:

Bilateral forward market

Day ahead balancing and ancillary services
bid market

No capacity payments…margins derived
from energy and ancillary services

Nodal market transition begins in 2009

Natural gas units on the margin 90%

Reserve margins have been decreasing

Assets favorably located

15%

4,700

3,820

880

1.9%

4,100

West

Odessa

-8%

21%

Reserve
Margin
2007*

1.9%

1.9%

Annual
Growth

14,796

20,280

Total

Gas

Nuclear,
Coal, Wind**

Hydro

Load

Zone

12,161

2,635

16,000

Houston

12,680

7,600

16,750

South

Guadalupe

 * Reserve Margins calculated on data provided by Global Energy.

** Wind is based on 8.7% of installed capacity (ERCOT Peak reliability %).

Odessa

Midland

Guadalupe

Austin

San Antonio

Due to market uncertainty …

Key drivers behind decision to remain largely unhedged beyond 2008:

Oversold market: Many generators seeking a hedge, limited appetite among hedge providers

Market uncertainty:

Uncertainty relating to move to a nodal pricing market

Recent sudden loss of wind generation in western ERCOT resulting in grid instability

Transmission maintenance: Extensive maintenance of 345kV line near Global’s Odessa unit

Texas CCGT Generation Output

100%

80%

60%

40%

20%

0%

2008

2009

2010

2011

… Global’s Texas assets are largely unhedged beyond 2008.

2008 Hedged
Spark Spread

$20-22/MWh

   +/- $ 27 M

+/- $ 22 M

+/- $22 M

+/- $15M

Heat Rate:
+/- 500 Btu/KWh*

    +/- $16M

       +/- $14M

+/- $11M

+/- $7M

Natural Gas:
+/- $1/MMBtu*

*Pretax income effect

VT: load growth to 10%, 2007-12
NH: 23.8% in 2025
ME: 30% by 2000; 10% new by 2017
MA: 4% by 2009; + 1% annual increase
RI: 16% by 2019
CT 27% by 2020
NY: 24% by 2013
NJ: 22.5% by 2020; including 2% solar
DE: 20% by 2019, including 2% solar
PA: 18% by 2020
MD: 9.5% in 2022, including 2% solar
DC: 11% by 2022
VA: 12% by 2022
NC: 12.5% by 2021
OH: 20% by 2023
CA: 20% by 2010; goal of 33% by 2020
TX: 5,880 MW by 2015
HI: 20% by 2020
RPS
Strengthened/ amended RPS
Voluntary standards or goals
Proposed RPS or studying RPS
Other renewable energy goal

As renewable opportunities emerge …

… Global will focus on developing a renewable presence in core markets.

Emerging aggressive RPS
targets in core PSEG markets
create an opportunity

PSEG is well positioned to
participate

Familiarity with infrastructure
development, asset
management, energy policy,
project financing and power
markets

Experience with domestic and
international renewable assets

PSEG Global is pursuing
potential development of wind,
biomass and solar projects,
primarily in core markets

Cumulative 2008-2011 planned
investment in renewables of
~$500 million

PSEG’s newly created entity, PSEG Renewable Generation, along with a private developer, submitted a proposal in response to a New Jersey BPU Office of Clean Energy Solicitation,
to develop a 350 MW, 96 turbine wind farm approximately 16 miles off the southern New
Jersey shore

The proposal is subject to receipt of all required permits, financing and other conditions

National Renewable Portfolio Standards (RPS)

0

20

40

60

2007

2008E

2009E

2010E

2011E

Resources is focused on managing its current investment
portfolio …

… which has experienced an improvement in counterparties credit ratings (A3/A-).

PSEG Resources - Earnings Profile

2007 Adoption of FIN 48/FSP 13-2

Changes accounting methodology to record reserves

Results in lower lease revenues and higher interest expense totaling approximately $25M (after-tax) per year

Cash flows will decrease modestly as the portfolio matures and as leases terminate

$58M*

$30M-
$35M

$20M-
$25M

* Includes $12M gain from airline recovery and CBO settlement.  Estimates do not reflect impact of potential settlement or litigation of tax matters.

$5M-
$10M

$5M-
$10M

(Net Income)

PSEG Resources – Traditional lease investments

* Includes booked residual

USA

Reliant

Power Plant

Aug-00

2026 & 2034

Y

423

300.2

USA

Dynegy

Power Plant

May-08

2031 & 2035

Y

362.3

259.8

USA

EME 2

Power Plant

Aug-00

2030 & 2034

Y

332.6

213.1

USA

Merrill Creek

Reservoir

Jun-88

2032

N

327

121.7

USA

Grand Gulf

Nuc. Plant

Dec-88

2015

N

133.5

102.8

USA

Qwest

Real Estate

Dec-91

2012

Y

130.9

82.8

NETH

Dutch Rail

Rail Cars

Oct-92

2010

N

48.7

48.5

USA

Renaissance Ctr

Real Estate

Apr-88

2021

Y

62.5

38.4

USA

Wal-Mart

Real Estate

Sep-91

2007-2013

Y

54.0

33.8

USA

Midland Co-Gen

Co-Generation

May-90

2015

N

43.0

26.6

USA

E-D Centers

Real Estate

Jun-90

2020 & 2021

Y

29.6

25.0

USA

Whitehorn

Power Plant

Feb-00

2009

Y

17

15.0

USA

Wal-Path

Real Estate

Apr-91

2021

Y

15.6

11.5

TOTAL

$1,980

$1,279

51%

46%

$700

$550

Discounted Value @ 6%

Discounted Value @ 8%

% Total Lease Portfolio

Average Life: 18.5 Years

Residual

2008-2035 Pre-tax

Cash Flow*

($ million)

Book Investment

as of 4/30/08

($ million)

Country

Agreement

Property Type

Start

Lease

Termination

PSEG

PSEG’s generating portfolio is well positioned …

… across multiple attractive markets.

Open Capacity

PSEG

2007 Total US Generation

15,700 MW

PSEG Power

2007 Total Capacity

13,300 MW

PSEG Global

2007 Total Owned Capacity

2,400 MW

NY

NE

PJM

Texas

CA

Other

PJM

Other

Texas

NE

NY

PSEG Power

2007 Energy Produced

53,200

GWh

Nuclear

54%

Coal

25%

Gas

19%

Oil 1%

Pumped

Storage

1%

Gas

92%

Oil 8%

PSEG Global

2007 Energy Produced

9,800

GWh

Nuclear

46%

Gas

30%

Coal

21%

PSEG

2007 Energy Produced

63,000

GWh

Oil 2%

Pumped

Storage

1%

+

+

=

=

PSEG’s generation portfolio provides attractive cash …

Combined fleet represents 15,700 MW of competitive generation

Assets are positioned in four attractive merchant markets

Growth opportunity available

Existing assets positioned for incremental growth

Site expansion capability

$1,993

TOTAL

$104

PSEG Global
(Texas)

$1,889

PSEG Power

PSEG Generation

2007 EBITDA ($M)

$2,700 - $2,900

TOTAL

~$100

PSEG Global
(Texas)

$2,600 - $2,800

PSEG Power

PSEG Generation

Open EBITDA* ($M)

… with opportunity for additional growth in a disciplined manner.

* Open EBITDA reflects unhedged results at PSEG Power and PSEG Global at market prices and current volume.

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

2007

2006

2007

2006

Merger related Costs:

PSE&G

-

$

(1)

$

-

$

Enterprise

-

(7)

(0.02)

Total Merger related Costs

-

$

(8)

$

-

$

(0.02)

$

Impact of Asset Sales:

Loss on Sale of RGE

-

(178)

-

$

(0.35)

$

Chilquinta & Luz Del Sur

(23)

-

(0.05)

-

Write down of Turboven

(7)

-

(0.01)

-

Premium on bond redemption

(28)

(7)

(0.06)

(0.02)

Total Impact of Asset Sales

(58)

$

(185)

$

(0.12)

$

(0.37)

$

Discontinued Operations:

Power - Lawrenceburg

(8)

$

(239)

$

(0.02)

$

(0.47)

$

Holdings:

SAESA

(33)

57

(0.06)

0.11

Electroandes

57

16

0.11

0.03

Elcho and Skawina

-

-

0.45

           Total Holdings

24

$

$

0.05

$

0.59

$

Total Discontinued Operations

16

$

60

$

0.03

$

0.12

$

Years Ended Dec. 31,

Years Ended Dec. 31,

($ millions)

(EPS)